 Supplement to the Schwab Annuity Portfolios prospectuses dated April 30, 1999.

A Special Meeting of Shareholders of Schwab Annuity Portfolios will be held on June 1, 2000 for the following express purposes:

1. To elect trustees of each fund to hold office until their successors are duly elected and qualified; and

2. To eliminate, reclassify or amend certain fundamental investment policies and restrictions of the Schwab Money Market Portfolio.

The close of business on March 3, 2000 was designated as the record date for determining those shareholders entitled to notice of the Meeting (and any adjournments thereof) and entitled to vote at the Meeting. The Schwab Annuity Portfolios understand that life insurance company shareholders will vote their shares according to timely instructions they receive from contract owners that have allocated contract values to the funds as of the record date, and that they will vote shares for which they receive no timely instructions in proportion to the shares for which they receive timely voting instructions. If you became a contract owner after March 3, 2000, you will not be entitled to give voting instructions at the Meeting.

As set forth in the proxy materials, action taken at the special meeting will affect your fund.


Please retain this supplement for future reference.

(3/03/00)